SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) January 27, 2000

                          Discovery Laboratories, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                           000-26422                          13-3711775
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(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                   File Number)                    Identification
incorporation)                                                              No.)



           350 Main Street, Suite 307, Doylestown, Pennsylvania 18901
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               (Address of Principal Executive Offices)   (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (215) 240-4699



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         (Former Name or Former Address, If Changed Since Last Report.)





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ITEM 5.    Other Events.

           Attached is a press release issued by Discovery Laboratories, Inc. (the "Company") on January 27, 2000 with respect to a pivotal Phase III Trial on Surfaxin(R) for Meconium Aspiration Syndrome and discontinuance of a Phase II/III clinical trial on Surfaxin(R) for acute respiratory distress syndrome and a press release issued on January 12, 2000 with respect to grant of a patent.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit    Description
1.1        Press release issued by the Company on January 27, 2000

1.2        Press release issued by the Company on January 12, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DISCOVERY LABORATORIES, INC.


                                      By:  /s/ Robert Capetola
                                          --------------------------------------
                                           Name:   Robert Capetola
                                           Title:  President and Chief Executive
                                                   Officer



Date: February 7, 2000


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                                 EXHIBIT INDEX



Exhibit 1.1             Press release issued by the Company on January 27, 2000

Exhibit 1.2             Press release issued by the Company on January 12, 2000


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